Stock Repurchase Program	12 Months Ended
Mar. 31, 2013
Stock Repurchase Program [Abstract]
STOCK REPURCHASE PROGRAM

NOTE 3 - STOCK REPURCHASE PROGRAM

The Company’s Board of Directors has authorized several stock repurchase programs. The repurchased shares are held as treasury stock for general corporate use. On November 28, 2012, the Company’s Board of Directors authorized the Company’s tenth repurchase plan for up to 280,000 shares of the Company’s outstanding common stock, representing approximately 3% of the outstanding shares owned by entities other than the MHC on that date. During the year ended March 31, 2013, 1,400 shares were repurchased under these plans at a total cost of approximately $15,000, or $10.53 per share. There were no stock repurchases under these plans made during the year ended March 31, 2012 as all authorized repurchase plans during that period were complete. During the year ended March 31, 2011, 298,000 shares were repurchased at an aggregate cost of approximately $2.7 million, or $9.08 per share, under these programs.

Additionally, during the years ended March 31, 2013 and March 31, 2012, 1,202 and 1,061 shares were purchased at a total cost of $12,000, or $10.07 per share, and $11,000, or $10.67 per share, respectively, representing the withholding of shares subject to restricted stock awards under the Clifton Savings Bancorp, Inc. 2005 Equity Incentive Plan for payment of taxes due upon the vesting of restricted stock awards. There were no shares purchased representing the withholding of shares subject to restricted stock award payment of taxes during the year ended March 31, 2011.